SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           APRIL 22,  2003                                0-22511
------------------------------------             ------------------------
(Date of  earliest  event  reported)              Commission file number


                             RF MICRO DEVICES, INC.
             (Exact name of registrant as specified in its charter)

          NORTH CAROLINA                               56-1733461
(State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                    Identification No.)

                               7628 THORNDIKE ROAD
                      GREENSBORO, NORTH CAROLINA 27409-9421
                    (Address of principal executive offices)
                                   (Zip code)


                                 (336) 664-1233
                         (Registrant's telephone number,
                              including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  EXHIBIT NO.    DESCRIPTION OF EXHIBIT

                        99.1     Press Release dated April 22, 2003

ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION PROVIDED PURSUANT TO ITEM 12)

     On April 22, 2003, RF Micro Devices, Inc. issued a press release announcing results for the fiscal fourth quarter and year-ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 RF Micro Devices, Inc.

                                 By: /S/ WILLIAM A. PRIDDY, JR.
                                     --------------------------
                                     William A. Priddy, Jr.
                                     Vice President, Finance and Administration
                                     and Chief Financial Officer

Date:    April 22, 2003